153053
                SUPPLEMENT TO THE PROSPECTUS
                     DATED JUNE 30, 2000
                  MASON STREET FUNDS, INC.


      Steven P. Swanson, Managing Director of Northwestern Investment Management Company, joined Northwestern Mutual in 1981. He received a B.A. degree from Lawrence University and an M.B.A. from the University of Michigan. Mr. Swanson is the head of the high yield division of Northwestern
Investment Management Company and manages the high yield fixed income securities of Northwestern Mutual. Mr. Swanson is a co-manager of the High Yield Bond Fund and is also a co-manager of the High Yield Bond Portfolio of the Series Fund.

      Timothy S. Collins, Managing Director of Northwestern Investment Management Company, joined Northwestern Mutual in 1986. Mr. Collins is a Chartered Financial Analyst and holds a B.A. degree from St. Norbert College and an M.B.A. from the University of Wisconsin - Madison. Mr. Collins is the director of research of the high yield division of Northwestern Mutual Investment Management Company. Mr. Collins is a co-manager of the High Yield Bond Fund and is also a co-manager of the High Yield Bond Portfolio of the Series Fund.


 The date of this Prospectus Supplement is January 2, 2001.